UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 15, 2005

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 15, 2005, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended September 30, 2005. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Press Release of First Montauk Financial Corp.
               99.1      dated November 15, 2005.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: Chief Executive Officer
                                                  Date:  November 15, 2005




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1      Press Release of First Montauk Financial Corp. dated
                November 15, 2005.

                                                                Exhibit 99.1

                                [GRAPHIC OMITTED]

                            FIRST MONTAUK ANNOUNCES
              THIRD QUARTER AND NINE MONTH RESULTS FOR FISCAL 2005


Red Bank, NJ - November 15, 2005 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the third quarter and nine months ended September 30, 2005.

Revenues for the third quarter ended September 30, 2005 increased by 7% to $12.5 million compared to $11.7 million for the same period in 2004. The Company reported a net loss applicable to common stockholders of $700,000 or ($.05) per basic and ($.04) per diluted share for the three month period compared to a net income applicable to common stockholders of $17,000 or $.00 per basic and diluted share for the same period in 2004.

For the nine months ended September 30, 2005, revenues remained fairly constant at $44.67 million compared to $44.81 million during the same period in 2004. The Company reported a net income applicable to common stockholders for the nine months of $2.6 million or $.19 per basic and $.14 per diluted share, compared to a net income applicable to common stockholders of $235,000 or $.03 per basic and $.02 per diluted share for the same period in 2004.

Victor K. Kurylak, President and CEO of Montauk Financial Group, commented, "Despite continued market fluctuations, the Company is progressing on its core initiatives of increased efficiencies, cost containment and the addition of high quality financial professionals to our network of affiliated registered representatives."


Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the third quarter ended September 30, 2005, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.




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


                                   FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                               SELECTED FINANCIAL DATA

                                      In 000's (except for per share amounts)


                                               Nine months                              Three months
                                           Ended September 30,                        Ended September 30,
                                               (unaudited)                               (unaudited)

                                           2005           2004                      2005            2004
                                           ----           ----                      ----            ----

Revenues                                 $44,670        $44,810                   $12,524          $11,747

Expenses                                  41,791         44,489                    13,178           11,711
                                          ------         ------                    ------           ------

Income (loss) before income              $ 2,879          $ 321                    $(654)            $  36
                                         =======          =====                    ======            =====
taxes

Net income (loss) applicable             $ 2,571          $ 235                    $(700)            $  17
                                         =======          =====                    ======            =====
to common stockholders


Earnings (loss) per share of
common stock:
Basic

                                          $ 0.19         $ 0.03                   $(0.05)           $ 0.00
                                          ======         ======                   =======           ======
Diluted                                   $ 0.14         $ 0.02                   $(0.04)           $ 0.00
                                          ======         ======                   =======            =====

Weighted average number of
shares of stock outstanding:
Basic
Diluted
                                      13,859,366      9,291,318                14,622,209        9,516,709
                                      20,116,007     15,713,257                14,622,209        9,618,770



Contact:

Montauk Financial Group
Victor K. Kurylak
President, CEO
732-842-4700, ext. 4230
info@montaukfinancial.com
